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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21664

                          Pioneer Series Trust III
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2013 through August 31, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Disciplined
                        Value Fund

--------------------------------------------------------------------------------
                        Annual Report | August 31, 2014
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     CVFCX
                        Class B     CVFBX
                        Class C     CVCFX
                        Class R     CVRFX
                        Class Y     CVFYX
                        Class Z     CVFZX

                        [LOGO] PIONEER
                               Investments(R)
                       visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                        2

Portfolio Management Discussion                                              4

Portfolio Summary                                                           10

Prices and Distributions                                                    11

Performance Update                                                          12

Comparing Ongoing Fund Expenses                                             18

Schedule of Investments                                                     20

Financial Statements                                                        25

Notes to Financial Statements                                               35

Report of Independent Registered Public Accounting Firm                     45

Trustees, Officers and Service Providers                                    47

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/14 1

President's Letter

Dear Shareowner,

As we move into the final few months of 2014, we remain confident that U.S. economic growth remains sustainable, if moderately paced. The weather-related slowdown in the first quarter is behind us and labor market data continues to show steady improvement. The number of people filing initial unemployment claims is at the lowest level since the boom years of 2005-06, the number of job openings is at the highest level since 2001, and unemployment is down to just over 6%. Barring an external shock, we think it is likely that the domestic economic expansion will continue until the economy reaches full employment. Until then, remaining labor market slack and moderate capacity utilization offer the potential for continuing non-inflationary growth.

The global economic picture is somewhat less rosy, as the Russia/Ukraine conflict is exacting a toll on the European economy, Japan is working through the impact of a large tax increase, and the growth of China's investment-driven economy is slowing. On balance, though, we expect the global economy to continue to grow in the second half of 2014, further supporting the U.S. economy.

While our outlook is constructive, the risk of an adverse "external" shock, such as a military conflict, remains. While many such risks may already be "priced into" the market, we caution against complacency and believe investors should always be prepared for possible market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns.

2 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders to find attractive investment opportunities, incorporating our proprietary research and prudent risk management techniques to construct our portfolios.

In my role, I will focus on preserving many of the rich qualities of our history, while maintaining balance with the demands of this ever-changing world in which we live.

We greatly appreciate your trust in us and we encourage you to seek investment guidance and advice from your financial advisor to discuss your goals and develop an overall investment plan or framework that addresses both your short- and long-term goals.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/14 3

Portfolio Management Discussion | 8/31/14

In the following interview, John Peckham, CFA, Co-Head of Equity Research, U.S., senior vice president and a portfolio manager at Pioneer, Ashesh (Ace) Savla, vice president and a senior quantitative research analyst at Pioneer, and Brian Popiel, fundamental research analyst at Pioneer, discuss the market environment for stocks during the 12-month period ended August 31, 2014, and the performance of Pioneer Disciplined Value Fund in that environment. Mr. Peckham, Mr. Savla, and Mr. Popiel are responsible for the day-to-day management of the Portfolio.

Q   How did the Fund perform during the 12-month period ended August 31, 2014?

A Pioneer Disciplined Value Fund's Class A shares returned 21.57% at net asset value during the 12-month period ended August 31, 2014, while the Fund's benchmark, the Russell 1000 Value Index (the Russell Index), returned 24.43%. During the same period, the average return of the 490 mutual funds in Lipper's Large-Cap Value Funds category was 22.77%, and the average return of the 1,251 mutual funds in Morningstar's Large Value Funds category was 22.17%.

Q How would you describe the investment environment for equities during the 12-month period ended August 31, 2014?

A It was a favorable period for domestic stocks in general, with stocks of growth companies and of economically-sensitive companies performing particularly well. Growth stocks performed somewhat better than value stocks, although both groups appreciated significantly during the period. The Fund's benchmark, the Russell Index, returned 24.43%, slightly below the 26.29% return for the Russell 1000 Growth Index. The strong performance during the period came as investors increasingly grew confident that the domestic economy was embarked on an enduring recovery, as key indicators such as employment and housing saw consistent, if sometimes unimpressive, gains. Although gross domestic product (GDP) growth was negative in the first quarter of 2014 (-2.1%), GDP bounced back markedly in the second quarter, rising at an annualized rate of 4.2%. For investors, the equity market also looked attractive relative to alternative asset classes, especially those in the low-yielding fixed-income market.

4 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

    Despite the good overall market environment during the period, investors did have some concerns about global economic and geopolitical risks, including those posed by rising tensions between Russia and the west (U.S. and Western Europe) over Russia's incursion into the Ukraine, the rise of new threats in the Middle East, particularly from ISIS in Syria and Iraq, and the slowing of economic growth trends in China.

    All sectors within the Russell Index delivered strongly positive returns during the 12-month period, led by information technology, materials and health care. Less economically-sensitive sectors, such as telecommunication services and consumer staples, lagged somewhat, but still turned in positive performance over the full 12 months.

Q What were the main reasons for the Fund's underperformance relative to the Russell Index during the 12-month period ended August 31, 2014?

A Stock selection results in the energy, financials, information technology and consumer discretionary sectors were the largest drags on the Fund's benchmark-relative returns during the period. With regard to asset allocation, an overweight to financials and an underweight to information technology slightly detracted from the Fund's returns relative to the Russell Index.

    As for individual holdings, while stock selection results in consumer staples made a slight positive contribution to benchmark-relative returns during the period, the sector also featured the Fund's worst-performing stock holding, the direct-selling firm Nu Skin Enterprises. A global merchandiser of cosmetic and personal care products through its direct sales force, Nu Skin ran into trouble during the period over concerns about the company's growth rate in China. In 2013, the Chinese market accounted for more than 40% of the company's sales, but that rate slowed considerably during the 12-month period ended August 31, 2014 due to questions about Nu Skin's business practices. We have retained the Fund's position in Nu Skin, however, as we believe the potential remains for the company's Chinese business to recover. The company's U.S. business is also solid and we feel that Nu Skin has the potential to make a future material return-of-capital to shareholders. Moreover, the stock price remains a good value.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/14 5

    In financials, the Fund's results were dragged down by holdings of Bank of America and Citigroup. Bank of America's performance was hurt after the company disclosed a five-year old calculation error which necessitated the resubmission of its capital plan for the Federal Reserve System's (the Fed's) Comprehensive Capital Analysis and Review (CCAR)--an element of the Fed's "stress test" requirements for domestic banks. Citigroup also had CCAR issues during the period as the company's capital plan was rejected by the Fed, which stated that Citigroup had not done enough to improve certain areas of its operations that the Fed had previously called into question. With that said, we still hold Citigroup and Bank of America in the portfolio and we even increased the Fund's positions as the period progressed. The stocks have mounted solid comebacks in recent weeks, and we maintain positive outlooks for both companies.

    In energy, the Fund's position in Cabot Oil & Gas was the biggest detractor from benchmark-relative results in the sector. Cabot's performance during the period was hurt by weak natural gas prices and insufficient pipeline capacity in the Marcellus Shale, which limited the company's ability to distribute its natural gas production. In information technology, the Fund's benchmark-relative performance suffered from a lack of exposure to Hewlett-Packard and Intel, as both firms rallied in the wake of a new wave of personal computer (PC) purchases necessitated by Microsoft's Windows 8 launch and its subsequent elimination of support for PCs using the old Windows XP platform.

Q Which of your investments or strategies aided the Fund's benchmark-relative performance during the 12-month period ended August 31, 2014?

A From a sector allocation perspective, our decision to significantly underweight the portfolio to telecommunication services and utilities made a solid contribution to benchmark-relative returns. We believed that utilities and telecommunication services companies would have a difficult time in an environment of rising market interest rates, and we also view many of the stocks in those sectors as having unattractive valuations. With regard to stock selection, the Fund's investments in the materials sector led the way in terms of benchmark-relative performance during the period,

6 Pioneer Disciplined Value Fund | Annual Report | 8/31/14 with a position in chemical firm LyondellBasell Industries the top contributor to results. The company has successfully restructured in the wake of a bankruptcy filing several years ago and has continued to benefit from low natural gas prices in North America, which have provided Lyondell with significant cost advantages.

    Benchmark-relative returns in other sectors were somewhat muted during the 12-month period, but the Fund did own some very strong individual performers in energy (Halliburton), information technology (Apple and Yahoo!), and industrials (United Continental). Halliburton saw strong results from its North American oil services business, which is riding the strong tailwind provided by the shale revolution. In the information technology sector, we sold and then repurchased Yahoo! during the period, and the company ended up being the second-best benchmark-relative performer in the portfolio as its stake in the Chinese internet firm Alibaba drew much investor interest in Yahoo's stock. An overweight position in Apple greatly aided the Fund's relative results during the period. The stock is no longer part of the Russell Index and the company's spate of new product launches as well as a stock split and capital returns to shareholders helped to drive solid overall performance during the period. Finally, in the industrials sector, the Fund's position in airline United Continental benefited relative performance. The airline industry's dynamics have improved a great deal in the wake of many high-profile consolidations in recent years, including the United/Continental union.

Q Did you make any significant changes to the Fund's portfolio during the 12-month period ended August 31, 2014?

A We added some key stock holdings and also changed a few portfolio weights during the period. Specifically, we reduced the portfolio's weighting in the energy sector while adding to exposures in the information technology and health care sectors. The shift in the information technology weight was partially driven by the fact that the Russell Index's weighting in the sector also increased during the period. With regard to health care, we have continued to find good investment cases and ideas in the sector.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/14 7

    We also decreased the Fund's commodity exposure during the period, as an outperforming U.S. dollar could continue to put pressure on multinational corporations as well as oil and other commodities.

    Individual positions added to the portfolio during the period included the aforementioned Cabot Oil & Gas and Apple, and the sale/repurchase of Yahoo! Key additions in health care included Gilead Sciences and Cardinal Health, each of which ended up aiding the Fund's benchmark-relative performance during the period.

Q What is your outlook for the remainder of 2014 and how has that affected the portfolio's current positioning?

A Our outlook remains constructive. The stock market appears to be in good shape and large-cap value stocks, in particular, look like solid investments. Stocks also continue to be the most attractive investment option as compared with fixed-income and other alternatives in what remains a low-yield environment for investors. The global economy, despite some geopolitical concerns and other occasional, if temporary shocks, continues to grow at a slow, but steady pace.

    The Fund has been and continues to be positioned for a rising interest-rate environment, with corresponding underweights to interest-rate-sensitive areas such as utilities, telecommunication services and real estate investment trusts. Those underweights have both contributed to and detracted from the Fund's performance over the past year, but with the Fed's likely first increase to the Federal funds rate looming sometime in 2015, we believe the rising-rate positioning in the portfolio should prove to be beneficial going forward.

    Consistent with our investment discipline, we intend to remain focused on fundamental analysis and individual stock selection when allocating the Fund's assets.

8 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

Please refer to the Schedule of Investments on pages 20-24 for a full listing of Fund securities.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/14 9

Portfolio Summary | 8/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                          94.8%
International Common Stocks                  5.2%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                           24.1%
Health Care                                          19.3%
Energy                                               14.2%
Industrials                                          12.1%
Information Technology                               11.1%
Consumer Staples                                      8.0%
Consumer Discretionary                                4.5%
Materials                                             3.0%
Utilities                                             2.2%
Telecommunication Services                            1.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. LyondellBasell Industries NV                                           3.08%
--------------------------------------------------------------------------------
 2. Occidental Petroleum Corp.                                             3.05
--------------------------------------------------------------------------------
 3. Johnson & Johnson                                                      3.03
--------------------------------------------------------------------------------
 4. Merck & Co., Inc.                                                      3.02
--------------------------------------------------------------------------------
 5. United Continental Holdings, Inc.                                      2.99
--------------------------------------------------------------------------------
 6. Apache Corp.                                                           2.95
--------------------------------------------------------------------------------
 7. American Airlines Group, Inc.                                          2.88
--------------------------------------------------------------------------------
 8. ConocoPhillips                                                         2.74
--------------------------------------------------------------------------------
 9. The PNC Financial Services Group, Inc.                                 2.69
--------------------------------------------------------------------------------
10. Aetna, Inc.                                                            2.54
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

Prices and Distributions | 8/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                      8/31/14                         8/31/13
--------------------------------------------------------------------------------
          A                        $21.00                           $19.80
--------------------------------------------------------------------------------
          B                        $20.82                           $19.72
--------------------------------------------------------------------------------
          C                        $20.73                           $19.64
--------------------------------------------------------------------------------
          R                        $20.60                           $19.49
--------------------------------------------------------------------------------
          Y                        $21.09                           $19.85
--------------------------------------------------------------------------------
          Z                        $20.90                           $19.69
--------------------------------------------------------------------------------

Distributions per Share: 9/1/13-8/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Short-Term          Long-Term
         Class         Dividends         Capital Gains       Capital Gains
--------------------------------------------------------------------------------
          A             $0.1004              $0.0657            $2.6405
--------------------------------------------------------------------------------
          B             $0.0035              $0.0657            $2.6405
--------------------------------------------------------------------------------
          C             $0.0268              $0.0657            $2.6405
--------------------------------------------------------------------------------
          R             $0.0683              $0.0657            $2.6405
--------------------------------------------------------------------------------
          Y             $0.1389              $0.0657            $2.6405
--------------------------------------------------------------------------------
          Z             $0.1179              $0.0657            $2.6405
--------------------------------------------------------------------------------

The Russell 1000 Value Index is an unmanaged measure of the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-17.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 11

Performance Update | 8/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
              Net         Public     Russell
              Asset       Offering   1000
              Value       Price      Value
Period        (NAV)       (POP)      Index
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)     6.68%       5.95%      7.09%
5 Years       13.48       12.14      16.62
1 Year        21.57       14.57      24.43
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
              Gross       Net
--------------------------------------------------------------------------------
              1.34%       1.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Disciplined Value Fund          Russell 1000 Value Index
12/31/2005              $ 9,425                                 $10,000
8/31/2006               $10,181                                 $11,098
8/31/2007               $11,835                                 $12,524
8/31/2008               $10,257                                 $10,688
8/31/2009               $ 8,888                                 $ 8,522
8/31/2010               $ 9,064                                 $ 8,945
8/31/2011               $10,306                                 $10,230
8/31/2012               $11,832                                 $11,999
8/31/2013               $13,756                                 $14,771
8/31/2014               $16,723                                 $18,380

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

12 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

Performance Update | 8/31/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                     Russell
                                     1000
              If          If         Value
Period        Held        Redeemed   Index
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)     5.86%       5.86%      7.09%
5 Years       12.60       12.60      16.62
1 Year        20.52       16.52      24.43
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
              Gross       Net
--------------------------------------------------------------------------------
              2.13%       2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Disciplined Value Fund          Russell 1000 Value Index
12/31/2005              $10,000                                 $10,000
8/31/2006               $10,745                                 $11,098
8/31/2007               $12,397                                 $12,524
8/31/2008               $10,663                                 $10,688
8/31/2009               $ 9,172                                 $ 8,522
8/31/2010               $ 9,283                                 $ 8,945
8/31/2011               $10,476                                 $10,230
8/31/2012               $11,938                                 $11,999
8/31/2013               $13,772                                 $14,771
8/31/2014               $16,598                                 $18,380

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class B shares. Accordingly, the performance of Class B shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and services fees of Class B shares, but not other differences in expenses.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 13

Performance Update | 8/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                     Russell
                                     1000
              If          If         Value
Period        Held        Redeemed   Index
--------------------------------------------------------------------------------
Life-of-Class
(7/16/08)      7.87%       7.87%      7.09%
5 Years       12.47       12.47      16.62
1 Year        20.70       20.70      24.43
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              2.02%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Disciplined Value Fund          Russell 1000 Value Index
7/31/2008               $10,000                                 $10,000
8/31/2008               $10,148                                 $10,170
8/31/2009               $ 8,717                                 $ 8,109
8/31/2010               $ 8,810                                 $ 8,511
8/31/2011               $ 9,925                                 $ 9,734
8/31/2012               $11,276                                 $11,418
8/31/2013               $12,999                                 $14,056
8/31/2014               $15,690                                 $17,490

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

14 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

Performance Update | 8/31/14                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                     Russell
                                     1000
              If          If         Value
Period        Held        Redeemed   Index
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)     6.19%       6.19%      7.09%
5 Years       12.98       12.98      16.62
1 Year        21.25       21.25      24.43
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
              Gross       Net
--------------------------------------------------------------------------------
              1.51%       1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Disciplined Value Fund          Russell 1000 Value Index
12/31/2005              $10,000                                 $10,000
8/31/2006               $10,762                                 $11,098
8/31/2007               $12,448                                 $12,524
8/31/2008               $10,734                                 $10,688
8/31/2009               $ 9,256                                 $ 8,522
8/31/2010               $ 9,392                                 $ 8,945
8/31/2011               $10,625                                 $10,230
8/31/2012               $12,138                                 $11,999
8/31/2013               $14,055                                 $14,771
8/31/2014               $17,041                                 $18,380

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 15

Performance Update | 8/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                     Russell
                                     1000
              If          If         Value
Period        Held        Redeemed   Index
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)     6.92%       6.92%      7.09%
5 Years       13.84       13.84      16.62
1 Year        21.97       21.97      24.43
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
              Gross       Net
--------------------------------------------------------------------------------
              0.97%       0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                        Pioneer Disciplined Value Fund          Russell 1000 Value Index
12/31/2005              $5,000,000                              $5,000,000
8/31/2006               $5,398,990                              $5,548,797
8/31/2007               $6,276,091                              $6,262,058
8/31/2008               $5,450,402                              $5,343,904
8/31/2009               $4,729,740                              $4,260,867
8/31/2010               $4,836,623                              $4,472,278
8/31/2011               $5,519,068                              $5,114,855
8/31/2012               $6,357,936                              $5,999,685
8/31/2013               $7,413,680                              $7,385,708
8/31/2014               $9,042,631                              $9,190,167

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses. Performance shown for periods prior to the inception of Class Y shares of the predecessor fund on July 31, 2008, is the net asset value performance of the predecessor fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares of the predecessor fund prior to their inception on July 31, 2008, would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

Performance Update | 8/31/14                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                     Russell
                                     1000
              If          If         Value
Period        Held        Redeemed   Index
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)     6.72%       6.72%      7.09%
5 Years       13.55       13.55      16.62
1 Year        21.87       21.87      24.43
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2013)
--------------------------------------------------------------------------------
              Gross       Net
--------------------------------------------------------------------------------
              1.39%       0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10.000 Investment

                        Pioneer Disciplined Value Fund          Russell 1000 Value Index
12/31/2005              $10,000                                 $10,000
8/31/2006               $10,798                                 $11,098
8/31/2007               $12,552                                 $12,524
8/31/2008               $10,878                                 $10,688
8/31/2009               $ 9,427                                 $ 8,522
8/31/2010               $ 9,614                                 $ 8,945
8/31/2011               $10,930                                 $10,230
8/31/2012               $12,549                                 $11,999
8/31/2013               $14,602                                 $14,771
8/31/2014               $17,796                                 $18,380

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class Z shares. Accordingly, the performance of Class Z shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2016, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on actual returns from March 1, 2014, through August 31, 2014.

------------------------------------------------------------------------------------------------
 Share Class                       A          B         C           R         Y          Z
------------------------------------------------------------------------------------------------
 Beginning Account             $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
 Value on 3/1/14
------------------------------------------------------------------------------------------------
 Ending Account                $1,074.13  $1,069.39  $1,070.23  $1,072.44  $1,075.95  $1,075.64
 Value (after expenses)
 on 8/31/14
------------------------------------------------------------------------------------------------
 Expenses Paid                 $    6.22  $   10.54  $    9.81  $    7.31  $    4.29  $    4.71
 During Period*
------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, 2.02%, 1.88%, 1.40%, 0.82%, and 0.90% for Class A, Class B, Class C, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

18 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2014, through August 31, 2014.

------------------------------------------------------------------------------------------------
 Share Class                       A          B          C          R          Y         Z
------------------------------------------------------------------------------------------------
 Beginning Account             $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
 Value on 3/1/14
------------------------------------------------------------------------------------------------
 Ending Account                $1,019.21  $1,015.02  $1,015.73  $1,018.15  $1,021.07  $1,020.67
 Value (after expenses)
 on 8/31/14
------------------------------------------------------------------------------------------------
 Expenses Paid                 $    6.06  $   10.26  $    9.55  $    7.12  $    4.18  $    4.58
 During Period*
------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, 2.02%, 1.88%, 1.40%, 0.82%, and 0.90% for Class A, Class B, Class C, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 19

Schedule of Investments | 8/31/14

-------------------------------------------------------------------------------------
Shares                                                                 Value
-------------------------------------------------------------------------------------
                COMMON STOCKS -- 99.5%
                ENERGY -- 14.1%
                Oil & Gas Equipment & Services -- 1.3%
     221,117    Halliburton Co.                                        $   14,949,720
-------------------------------------------------------------------------------------
                Integrated Oil & Gas -- 4.6%
     172,727    Hess Corp.                                             $   17,462,700
     321,173    Occidental Petroleum Corp.                                 33,315,275
                                                                       --------------
                                                                       $   50,777,975
-------------------------------------------------------------------------------------
                Oil & Gas Exploration & Production -- 8.2%
     316,551    Apache Corp.                                           $   32,234,388
     369,467    ConocoPhillips                                             30,008,110
     660,688    Marathon Oil Corp.                                         27,544,083
                                                                       --------------
                                                                       $   89,786,581
                                                                       --------------
                Total Energy                                           $  155,514,276
-------------------------------------------------------------------------------------
                MATERIALS -- 3.1%
                Commodity Chemicals -- 3.1%
     294,219    LyondellBasell Industries NV                           $   33,643,941
                                                                       --------------
                Total Materials                                        $   33,643,941
-------------------------------------------------------------------------------------
                CAPITAL GOODS -- 6.2%
                Aerospace & Defense -- 2.0%
     235,922    Honeywell International, Inc.                          $   22,466,852
-------------------------------------------------------------------------------------
                Electrical Components & Equipment -- 1.1%
     168,648    Eaton Corp. Plc                                        $   11,773,317
-------------------------------------------------------------------------------------
                Construction & Farm Machinery & Heavy Trucks -- 1.1%
      81,598    Cummins, Inc.                                          $   11,840,686
-------------------------------------------------------------------------------------
                Industrial Machinery -- 2.0%
     368,511    Ingersoll-Rand Plc                                     $   22,184,362
                                                                       --------------
                Total Capital Goods                                    $   68,265,217
-------------------------------------------------------------------------------------
                TRANSPORTATION -- 5.8%
                Airlines -- 5.8%
     808,162    American Airlines Group, Inc.                          $   31,445,583
     686,870    United Continental Holdings, Inc.*                         32,701,881
                                                                       --------------
                                                                       $   64,147,464
                                                                       --------------
                Total Transportation                                   $   64,147,464
-------------------------------------------------------------------------------------
                AUTOMOBILES & COMPONENTS -- 2.2%
                Automobile Manufacturers -- 2.2%
   1,420,446    Ford Motor Co.                                         $   24,729,965
                                                                       --------------
                Total Automobiles & Components                         $   24,729,965
-------------------------------------------------------------------------------------
                CONSUMER DURABLES & APPAREL -- 2.3%
                Household Appliances -- 1.2%
      86,822    Whirlpool Corp.                                        $   13,285,502
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

-------------------------------------------------------------------------------------
Shares                                                                  Value
-------------------------------------------------------------------------------------
                Apparel, Accessories & Luxury Goods -- 1.1%
     100,991    PVH Corp.                                              $   11,789,689
                                                                       --------------
                Total Consumer Durables & Apparel                      $   25,075,191
-------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING -- 2.2%
                Drug Retail -- 2.2%
     298,748    CVS Health Corp.                                       $   23,735,529
                                                                       --------------
                Total Food & Staples Retailing                         $   23,735,529
-------------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 5.2%
                Brewers -- 2.1%
     320,816    Molson Coors Brewing Co. (Class B)                     $   23,724,343
-------------------------------------------------------------------------------------
                Soft Drinks -- 2.1%
     476,672    Coca-Cola Enterprises, Inc.                            $   22,775,388
-------------------------------------------------------------------------------------
                Packaged Foods & Meats -- 1.0%
     305,820    Mondelez International, Inc.                           $   11,067,626
                                                                       --------------
                Total Food, Beverage & Tobacco                         $   57,567,357
-------------------------------------------------------------------------------------
                HOUSEHOLD & PERSONAL PRODUCTS -- 0.7%
                Personal Products -- 0.7%
     160,917    Nu Skin Enterprises, Inc.                              $    7,196,208
                                                                       --------------
                Total Household & Personal Products                    $    7,196,208
-------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 9.3%
                Health Care Equipment -- 2.2%
     370,737    Medtronic, Inc.                                        $   23,671,557
-------------------------------------------------------------------------------------
                Health Care Services -- 2.0%
     300,143    Express Scripts Holding Co.*                           $   22,189,572
-------------------------------------------------------------------------------------
                Health Care Facilities -- 1.1%
     178,474    HCA Holdings, Inc.                                     $   12,461,055
-------------------------------------------------------------------------------------
                Managed Health Care -- 4.0%
     337,699    Aetna, Inc.                                            $   27,735,219
     126,356    Humana, Inc.                                               16,267,071
                                                                       --------------
                                                                       $   44,002,290
                                                                       --------------
                Total Health Care Equipment & Services                 $  102,324,474
-------------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                SCIENCES -- 9.9%
                Biotechnology -- 1.4%
     143,663    Gilead Sciences, Inc.*                                 $   15,455,266
-------------------------------------------------------------------------------------
                Pharmaceuticals -- 8.5%
     319,014    Johnson & Johnson                                      $   33,091,322
     550,316    Merck & Co., Inc.                                          33,079,495
     930,063    Pfizer, Inc.                                               27,334,552
                                                                       --------------
                                                                       $   93,505,369
                                                                       --------------
                Total Pharmaceuticals, Biotechnology & Life Sciences   $  108,960,635
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 21

-------------------------------------------------------------------------------------
Shares                                                                 Value
-------------------------------------------------------------------------------------
                BANKS -- 4.9%
                Regional Banks -- 4.9%
   2,394,284    Regions Financial Corp.                                $   24,301,983
     347,163    The PNC Financial Services Group, Inc.                     29,422,064
                                                                       --------------
                                                                       $   53,724,047
                                                                       --------------
                Total Banks                                            $   53,724,047
-------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 13.0%
                Other Diversified Financial Services -- 6.2%
   1,570,077    Bank of America Corp.                                  $   25,262,539
     480,825    Citigroup, Inc.                                            24,834,611
     447,665    Voya Financial, Inc.                                       17,499,225
                                                                       --------------
                                                                       $   67,596,375
-------------------------------------------------------------------------------------
                Specialized Finance -- 2.0%
     516,234    The NASDAQ OMX Group, Inc.                             $   22,440,692
-------------------------------------------------------------------------------------
                Consumer Finance -- 2.4%
     429,595    Discover Financial Services, Inc.                      $   26,793,840
-------------------------------------------------------------------------------------
                Investment Banking & Brokerage -- 2.4%
     759,934    Morgan Stanley Co.                                     $   26,073,336
                                                                       --------------
                Total Diversified Financials                           $  142,904,243
-------------------------------------------------------------------------------------
                INSURANCE -- 6.2%
                Life & Health Insurance -- 3.1%
     371,878    Lincoln National Corp.                                 $   20,468,165
     381,080    Unum Group                                                 13,821,772
                                                                       --------------
                                                                       $   34,289,937
-------------------------------------------------------------------------------------
                Multi-line Insurance -- 1.9%
     540,219    The Hartford Financial Services Group, Inc.            $   20,015,114
-------------------------------------------------------------------------------------
                Property & Casualty Insurance -- 1.2%
     217,346    The Allstate Corp.                                     $   13,364,606
                                                                       --------------
                Total Insurance                                        $   67,669,657
-------------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 4.5%
                Internet Software & Services -- 2.3%
     663,593    Yahoo!, Inc.*                                          $   25,554,966
-------------------------------------------------------------------------------------
                Systems Software -- 2.2%
     525,098    Microsoft Corp.                                        $   23,855,202
                                                                       --------------
                Total Software & Services                              $   49,410,168
-------------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 5.5%
                Computer Hardware -- 2.3%
     247,098    Apple, Inc.                                            $   25,327,545
-------------------------------------------------------------------------------------
                Computer Storage & Peripherals -- 2.0%
     735,445    EMC Corp.                                              $   21,717,691
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

-------------------------------------------------------------------------------------
Shares                                                                 Value
-------------------------------------------------------------------------------------
                 Office Electronics -- 1.2%
     943,538     Xerox Corp.                                           $   13,030,260
                                                                       --------------
                 Total Technology Hardware & Equipment                 $   60,075,496
-------------------------------------------------------------------------------------
                 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.1%
                 Semiconductors -- 1.1%
     242,564     Analog Devices, Inc.                                  $   12,399,872
                                                                       --------------
                 Total Semiconductors & Semiconductor Equipment        $   12,399,872
-------------------------------------------------------------------------------------
                 TELECOMMUNICATION SERVICES -- 1.0%
                 Integrated Telecommunication Services -- 1.0%
     225,585     Verizon Communications, Inc.                          $   11,238,645
                                                                       --------------
                 Total Telecommunication Services                      $   11,238,645
-------------------------------------------------------------------------------------
                 UTILITIES -- 2.3%
                 Electric Utilities -- 1.2%
     132,943     NextEra Energy, Inc.                                  $   13,088,238
-------------------------------------------------------------------------------------
                 Multi-Utilities -- 1.1%
     322,081     Public Service Enterprise Group, Inc.                 $   12,042,609
                                                                       --------------
                 Total Utilities                                       $   25,130,847
-------------------------------------------------------------------------------------
                 TOTAL COMMON STOCKS
                 (Cost $894,574,592)                                   $1,093,713,232
-------------------------------------------------------------------------------------
                 TOTAL INVESTMENT IN SECURITIES -- 99.5%
                 (Cost $894,574,592) (a)                               $1,093,713,232
-------------------------------------------------------------------------------------
                 OTHER ASSETS & LIABILITIES -- 0.5%                    $    5,256,799
-------------------------------------------------------------------------------------
                 TOTAL NET ASSETS -- 100.0%                            $1,098,970,031
=====================================================================================

*   Non-income producing security.

(a) At August 31,2014, the net unrealized appreciation/depreciation on investments based on cost for federal income tax purposes of $898,378,418 was as follows:

      Aggregate gross unrealized appreciation for all investments in
        which there is an excess of value over tax cost                 $ 204,401,841

      Aggregate gross unrealized depreciation for all investments in
        which there is an excess of tax cost over value                    (9,067,027)
                                                                        -------------
      Net unrealized appreciation                                       $ 195,334,814
                                                                        =============

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2014 aggregated $796,267,236 and $1,232,363,951, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 23

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2014, in valuing the Fund's assets:

-------------------------------------------------------------------------------------
                          Level 1             Level 2     Level 3     Total
-------------------------------------------------------------------------------------
Common Stocks             $ 1,093,713,232     $ --        $ --        $ 1,093,713,232
-------------------------------------------------------------------------------------
Total                     $ 1,093,713,232     $ --        $ --        $ 1,093,713,232
=====================================================================================

During the year ended August 31, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

Statement of Assets and Liabilities | 8/31/14

ASSETS:
  Investment in securities, at value (cost $894,574,592)                    $ 1,093,713,232
  Cash                                                                            7,546,801
  Receivables --
     Investment securities sold                                                   1,140,640
     Fund shares sold                                                               399,801
     Dividends                                                                    2,132,769
     Due from Pioneer Investment Management, Inc.                                     4,265
  Prepaid expenses                                                                   33,354
-------------------------------------------------------------------------------------------
         Total assets                                                       $ 1,104,970,862
===========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                        $     1,116,033
     Fund shares repurchased                                                      4,270,710
  Due to affiliates                                                                 487,251
  Trustee fees                                                                        8,547
  Accrued expenses                                                                  118,290
-------------------------------------------------------------------------------------------
         Total liabilities                                                  $     6,000,831
===========================================================================================
NET ASSETS:
  Paid-in capital                                                           $   759,972,307
  Undistributed net investment income                                             4,269,670
  Accumulated net realized gain on investments                                  135,589,414
  Net unrealized appreciation on investments                                    199,138,640
-------------------------------------------------------------------------------------------
         Total net assets                                                   $ 1,098,970,031
===========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $564,897,513/26,906,222 shares)                         $         21.00
  Class B (based on $22,736,788/1,091,968 shares)                           $         20.82
  Class C (based on $211,148,477/10,186,241 shares)                         $         20.73
  Class R (based on $21,011,853/1,019,832 shares)                           $         20.60
  Class Y (based on $276,562,795/13,112,913 shares)                         $         21.09
  Class Z (based on $2,612,605/125,000 shares)                              $         20.90
MAXIMUM OFFERING PRICE:
  Class A ($21.00 (divided by) 94.25%)                                      $         22.28
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 25

Statement of Operations

For the Year Ended 8/31/14

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld $25,483)               $ 23,254,807
   Interest                                                               1,811
-----------------------------------------------------------------------------------------------
         Total investment income                                                  $ 23,256,618
-----------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                 $  7,744,754
   Transfer agent fees
     Class A                                                            418,846
     Class B                                                             37,084
     Class C                                                             89,622
     Class R                                                             12,199
     Class Y                                                             80,676
     Class Z                                                              4,815
   Distribution fees
     Class A                                                          1,576,883
     Class B                                                            274,535
     Class C                                                          2,178,508
     Class R                                                            108,699
   Shareholder communication expense                                  1,724,710
   Administrative reimbursements                                        386,064
   Custodian fees                                                        20,873
   Registration fees                                                    124,683
   Professional fees                                                    100,097
   Printing expense                                                      66,312
   Fees and expenses of nonaffiliated Trustees                           47,002
   Miscellaneous                                                         51,199
-----------------------------------------------------------------------------------------------
     Total expenses                                                               $ 15,047,561
-----------------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                   $    (49,084)
-----------------------------------------------------------------------------------------------
   Net expenses                                                                   $ 14,998,477
-----------------------------------------------------------------------------------------------
         Net investment income                                                    $  8,258,141
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                               $185,113,945
-----------------------------------------------------------------------------------------------
   Change in net unrealized appreciation on investments                           $ 45,813,987
-----------------------------------------------------------------------------------------------
   Net gain on investments                                                        $230,927,932
-----------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                           $239,186,073
===============================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------
                                                                 Year Ended           Year Ended
                                                                 8/31/14              8/31/13
------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $     8,258,141      $     2,940,429
Net realized gain on investments                                     185,113,945          110,680,517
Change in net unrealized appreciation (depreciation)
  on investments                                                      45,813,987         (127,884,909)
------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
           from operations                                       $   239,186,073      $   (14,263,963)
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.10 and $0.32* per share, respectively)         $    (3,408,115)     $       (46,903)
      Class B ($0.00(a) and $0.00 per share, respectively)                (5,439)                  --
      Class C ($0.03 and $0.11* per share, respectively)                (315,814)              (4,850)
      Class R ($0.07 and $0.00 per share, respectively)                  (78,309)                  --
      Class Y ($0.14 and $0.40* per share, respectively)              (2,322,449)            (881,566)
      Class Z ($0.12 and $0.00 per share, respectively)                  (23,280)                  --
Net realized gain:
      Class A ($2.71 and $0.87* per share, respectively)             (85,133,862)            (147,718)
      Class B ($2.71 and $0.00 per share, respectively)               (3,871,428)                  --
      Class C ($2.71 and $0.86* per share, respectively)             (28,612,979)             (42,068)
      Class R ($2.71 and $0.00 per share, respectively)               (2,764,514)                  --
      Class Y ($2.71 and $0.85* per share, respectively)             (42,491,843)          (1,908,041)
      Class Z ($2.71 and $0.00 per share, respectively)                 (490,717)                  --
------------------------------------------------------------------------------------------------------
           Total distributions to shareowners                    $  (169,518,749)     $    (3,031,146)
------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $   113,141,792      $    38,473,634
Shares issued in reorganization                                               --        1,458,178,358
Reinvestment of distributions                                        146,414,459              241,645
Cost of shares repurchased                                          (529,876,270)        (224,290,223)
------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
           Fund share transactions                               $  (270,320,019)     $ 1,272,603,414
------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                      $  (200,652,695)     $ 1,255,308,305
NET ASSETS:
Beginning of year                                                  1,299,622,726           44,314,421
------------------------------------------------------------------------------------------------------
End of year                                                      $ 1,098,970,031      $ 1,299,622,726
------------------------------------------------------------------------------------------------------
Undistributed net investment income                              $     4,269,670      $     2,205,511
======================================================================================================

(a) Amount round to less than $0.01 per share.

* Historical per share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund (formerly known as Pioneer Fundamental Value Fund) with Pioneer Disciplined Value Fund.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 27

Statements of Changes in Net Assets (continued)(a)


---------------------------------------------------------------------------------------------
                                  '14 Shares    '14 Amount        '13 Shares   '13 Amount
---------------------------------------------------------------------------------------------
Class A*
Shares sold                         2,691,793   $   53,740,815     1,143,531   $  22,970,662
Shares issued in reorganization            --               --    37,992,998     764,864,326
Reinvestment of distributions       4,460,135       86,010,162         9,908         190,434
Less shares repurchased           (14,456,254)    (288,839,982)   (5,050,921)   (102,128,090)
---------------------------------------------------------------------------------------------
      Net increase (decrease)      (7,304,326)  $ (149,089,005)   34,095,516   $ 685,897,332
=============================================================================================
Class B
Shares sold                            23,816   $      459,555         1,822   $      37,204
Shares issued in reorganization            --               --     1,695,126      34,055,435
Reinvestment of distributions         179,586        3,439,124            --              --
Less shares repurchased              (659,005)     (13,079,772)     (149,377)     (3,023,066)
---------------------------------------------------------------------------------------------
      Net increase (decrease)        (455,603)  $   (9,181,093)    1,547,571   $  31,069,573
=============================================================================================
Class C*
Shares sold                           874,231   $   17,016,766       163,434   $   3,265,893
Shares issued in reorganization            --               --    11,375,131     227,553,144
Reinvestment of distributions       1,162,506       22,159,502         2,450          47,022
Less shares repurchased            (2,762,677)     (54,494,302)     (663,319)    (13,313,095)
---------------------------------------------------------------------------------------------
      Net increase (decrease)        (725,940)  $  (15,318,034)   10,877,696   $ 217,552,964
=============================================================================================
Class R
Shares sold                           277,257   $    5,413,092        56,277   $   1,124,288
Shares issued in reorganization            --               --     1,281,684      25,400,093
Reinvestment of distributions         140,056        2,650,365            --              --
Less shares repurchased              (614,429)     (12,190,272)     (121,013)     (2,412,252)
---------------------------------------------------------------------------------------------
      Net increase (decrease)        (197,116)  $   (4,126,815)    1,216,948   $  24,112,129
=============================================================================================
Class Y*
Shares sold                         1,802,082   $   36,247,636       548,075   $  10,969,514
Shares issued in reorganization            --               --    19,796,357     399,112,240
Reinvestment of distributions       1,634,915       31,641,559           210           4,189
Less shares repurchased            (7,836,198)    (156,922,733)   (5,124,417)   (102,092,184)
---------------------------------------------------------------------------------------------
      Net increase (decrease)      (4,399,201)  $  (89,033,538)   15,220,225   $ 307,993,759
=============================================================================================
Class Z
Shares sold                            13,305   $      263,928         5,277   $     106,073
Shares issued in reorganization            --               --       359,707       7,193,120
Reinvestment of distributions          26,794          513,747            --              --
Less shares repurchased              (215,256)      (4,349,209)      (64,827)     (1,321,536)
---------------------------------------------------------------------------------------------
       Net increase (decrease)       (175,157)  $   (3,571,534)      300,157   $   5,977,657
=============================================================================================

(a) As a result of the reorganization, financial reporting for Class B, Class R and Class Z shares commenced on June 7, 2013. See Notes to Financial Statements -- Note 1.

* Historical share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund (formerly known as Pioneer Fundamental Value Fund) with Pioneer Disciplined Value Fund.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Year          Year         Year        Year        Year
                                                                   Ended         Ended        Ended       Ended       Ended
                                                                   8/31/14 (a)   8/31/13 (a)  8/31/12 (a) 8/31/11 (a) 8/31/10 (a)
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                               $  19.80      $  18.10     $ 17.00     $ 16.57     $ 17.07
-----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                           $   0.16      $   0.33     $  0.23     $  0.15     $  0.13
   Net realized and unrealized gain on investments                     3.85          2.56        2.08        2.08        0.25
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations              $   4.01      $   2.89     $  2.31     $  2.23     $  0.38
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           $  (0.10)     $  (0.32)    $ (0.19)    $ (0.15)    $ (0.15)
   Net realized gain                                                  (2.71)        (0.87)      (1.02)      (1.65)      (0.73)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $  (2.81)     $  (1.19)    $ (1.21)    $ (1.80)    $ (0.88)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $   1.20      $   1.70     $  1.10     $  0.43     $ (0.50)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  21.00      $  19.80     $ 18.10     $ 17.00     $ 16.57
===================================================================================================================================
Total return*                                                         21.57%        16.22%      14.81%      13.69%       1.98%
Ratio of net expenses to average net assets                            1.19%         1.24%       1.25%       1.25%       1.25%
Ratio of net investment income to average net assets                   0.74%         0.81%       1.23%       0.95%       0.78%
Portfolio turnover rate                                                  66%           70%         94%         91%        112%
Net assets, end of period (in thousands)                           $564,898      $677,504     $ 2,084     $ 1,358     $   892
Ratios with no waiver of fees and assumption of expenses
   by the Adviser:
   Total expenses                                                      1.19%         1.34%       1.71%       1.68%       1.76%
   Net investment income                                               0.74%         0.71%       0.77%       0.52%       0.27%
===================================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements -- Note 1.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 29

--------------------------------------------------------------------------------------------
                                                                Year
                                                                Ended           6/7/13 (a)
                                                                8/31/14         to 8/31/13
--------------------------------------------------------------------------------------------
 Class B
 Net asset value, beginning of period                           $ 19.72         $  20.10
--------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income                                        $ (0.01)        $   0.00(b)
   Net realized and unrealized gain (loss) on investments          3.82            (0.38)
--------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets from
   investment operations                                        $  3.81         $  (0.38)
--------------------------------------------------------------------------------------------
 Distributions to shareowners:
   Net investment income                                        $ (0.00)(b)     $     --
   Net realized gain                                              (2.71)              --
--------------------------------------------------------------------------------------------
 Total distributions                                            $ (2.71)        $     --
--------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                     $  1.10         $  (0.38)
--------------------------------------------------------------------------------------------
 Net asset value, end of period                                 $ 20.82         $  19.72
============================================================================================
 Total return*                                                    20.52%           (1.89)%
 Ratio of net expenses to average net assets                       2.02%            2.10%**
 Ratio of net investment loss to average net assets               (0.09)%          (0.13)%**
 Portfolio turnover rate                                             66%              70%**
 Net assets, end of period (in thousands)                       $22,737         $ 30,523
Ratios with no waiver of fees and assumption of expenses
   by the Adviser:
   Total expenses                                                  2.02%            2.13%**
   Net investment loss                                            (0.09)%          (0.16)%**
============================================================================================

(a) Financial reporting for Class B shares commenced on June 7, 2013. See Notes to Financial Statements -- Note 1. (b) Amount rounds to less than $0.01 or $(0.01) per share.

* Assumes initial investment at net asset value at redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Year        Year        Year        Year          Year
                                                                Ended       Ended       Ended       Ended         Ended
                                                                8/31/14 (a) 8/31/13 (a) 8/31/12 (a) 8/31/11 (a)   8/31/10 (a)
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                            $  19.64    $  17.91    $ 16.84     $ 16.43       $ 16.98
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $   0.01    $   0.08    $  0.06     $ (0.02)      $ (0.04)
   Net realized and unrealized gain on investments                  3.82        2.62       2.04        2.06          0.25
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations           $   3.83    $   2.70    $  2.10     $  2.04       $  0.21
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        $  (0.03)   $  (0.11)   $ (0.02)    $ (0.00)(b)   $ (0.04)
   Net realized gain                                               (2.71)      (0.86)     (1.01)      (1.63)        (0.72)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $  (2.74)   $  (0.97)   $ (1.03)    $ (1.63)      $ (0.76)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $   1.09    $   1.73    $  1.07     $  0.41       $ (0.55)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  20.73    $  19.64    $ 17.91     $ 16.84       $ 16.43
===================================================================================================================================
Total return*                                                      20.70%      15.32%     13.62%      12.65%         1.07%
Ratio of net expenses to average net assets                         1.88%       2.02%      2.15%       2.15%         2.15%
Ratio of net investment income (loss) to average net assets         0.04%       0.04%      0.35%       0.05%        (0.12)%
Portfolio turnover rate                                               66%         70%        94%         91%          112%
Net assets, end of period (in thousands)                        $211,148    $214,331    $   618     $   673       $   482
Ratios with no waiver of fees and assumption of expenses
   by the Adviser:
   Total expenses                                                   1.88%       2.02%      2.34%       2.41%         2.40%
   Net investment income (loss)                                     0.04%       0.04%      0.16%      (0.21)%       (0.37)%
===================================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements -- Note 1.

(b) Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 31

-----------------------------------------------------------------------------------------------------
                                                                      Year
                                                                      Ended          6/7/13 (a)
                                                                      8/31/14 (a)    to 8/31/13
-----------------------------------------------------------------------------------------------------
 Class R
 Net asset value, beginning of period                                 $ 19.49        $  19.83
-----------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income                                              $  0.11        $   0.03
   Net realized and unrealized gain (loss) on investments                3.78           (0.37)
-----------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets from
   investment operations                                              $  3.89        $  (0.34)
-----------------------------------------------------------------------------------------------------
 Distributions to shareowners:
   Net investment income                                              $ (0.07)       $     --
   Net realized gain                                                    (2.71)             --
-----------------------------------------------------------------------------------------------------
 Total distributions                                                  $ (2.78)       $     --
-----------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                           $  1.11        $  (0.34)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                                       $ 20.60        $  19.49
=====================================================================================================
 Total return*                                                          21.25%          (1.72)%
 Ratio of net expenses to average net assets                             1.40%           1.40%**
 Ratio of net investment income to average net assets                    0.52%           0.57%**
 Portfolio turnover rate                                                   66%             70%**
 Net assets, end of period (in thousands)                             $21,012        $ 23,718
 Ratios with no waiver of fees and assumption of expenses
   by the Adviser:
   Total expenses                                                        1.58%           1.51%**
   Net investment income                                                 0.34%           0.46%**
=====================================================================================================

(a) Financial reporting for Class R shares commenced on June 7, 2013. See Notes to Financial Statements -- Note 1.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Year          Year         Year        Year        Year
                                                                   Ended         Ended        Ended       Ended       Ended
                                                                   8/31/14 (a)   8/31/13 (a)  8/31/12 (a) 8/31/11 (a) 8/31/10 (a)
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                               $  19.85      $  18.18     $ 17.05     $ 16.57     $ 17.01
-----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                           $   0.23      $   0.41     $  0.27     $  0.21     $  0.19
   Net realized and unrealized gain on investments                     3.86          2.51        2.10        2.10        0.23
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations              $   4.09      $   2.92     $  2.37     $  2.31     $  0.42
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           $  (0.14)     $  (0.40)    $ (0.23)    $ (0.21)    $ (0.14)
   Net realized gain                                                  (2.71)        (0.85)      (1.01)      (1.62)      (0.72)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $  (2.85)     $  (1.25)    $ (1.24)    $ (1.83)    $ (0.86)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $   1.24      $   1.67     $  1.13     $  0.48     $ (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  21.09      $  19.85     $ 18.18     $ 17.05     $ 16.57
===================================================================================================================================
Total return*                                                         21.97%        16.63%      15.20%      14.11%       2.26%
Ratio of net expenses to average net assets                            0.82%         0.85%       0.90%       0.90%       0.90%
Ratio of net investment income to average net assets                   1.11%         1.29%       1.59%       1.30%       1.14%
Portfolio turnover rate                                                  66%           70%         94%         91%        112%
Net assets, end of period (in thousands)                           $276,563      $347,635     $41,613     $45,691     $29,306
Ratios with no waiver of fees and assumption of expenses
   by the Adviser:
   Total expenses                                                      0.82%         0.97%       1.03%       1.02%       1.22%
   Net investment income                                               1.11%         1.16%       1.46%       1.19%       0.82%
===================================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements -- Note 1.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 33

----------------------------------------------------------------------------------------------------
                                                                     Year
                                                                     Ended           6/7/13 (a)
                                                                     8/31/14 (a)     to 8/31/13
----------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                 $ 19.69         $  20.01
----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                              $  0.28         $   0.07
  Net realized and unrealized gain (loss) on investments                3.76            (0.39)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  investment operations                                              $  4.04         $  (0.32)
----------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                              $ (0.12)        $     --
  Net realized gain                                                    (2.71)              --
----------------------------------------------------------------------------------------------------
Total distributions                                                  $ (2.83)        $     --
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $  1.21         $  (0.32)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 20.90         $  19.69
====================================================================================================
Total return*                                                          21.87%           (1.60)%
Ratio of net expenses to average net assets                             0.90%            0.90%**
Ratio of net investment income to average net assets                    1.06%            1.05%**
Portfolio turnover rate                                                   66%              70%**
Net assets, end of period (in thousands)                             $ 2,613         $  5,911
Ratios with no waiver of fees and assumption
  of expenses by the Adviser:
  Total expenses                                                        1.17%            1.39%**
  Net investment income                                                 0.79%            0.56%**
====================================================================================================

(a) Financial reporting for Class Z shares commenced on June 7, 2013. See Notes to Financial Statements -- Note 1.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

Notes to Financial Statements | 8/31/14

1. Organization and Significant Accounting Policies

Pioneer Disciplined Value Fund (the Fund) is a series of Pioneer Series Trust III, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund"), a series of Pioneer Series Trust V, on June 7, 2013. The predecessor fund was the accounting survivor of the reorganization. Accordingly, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The financial highlights and shareholder activity, as reflected in the statement of changes in net assets, have been adjusted to reflect the conversion ratios used for the reorganization of the Fund with the predecessor fund. Prior to the reorganization, the Fund was named Pioneer Fundamental Value Fund. The Fund's investment objective is to seek long-term capital growth.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. The predecessor fund did not offer Class B, Class R or Class Z shares. Accordingly, financial reporting for Class B, Class R and Class Z shares commenced on June 7, 2013 and no financial information has been presented for prior periods. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 35 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    At August 31, 2014, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

36 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2014, the Fund did not accrue any interest or penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three fiscal years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2014, the Fund reclassified $3,946 to increase paid in capital, $40,576 to decrease undistributed net investment income and $36,630 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At August 31, 2014, the Fund had a net capital loss carryforward of $5,647,071 which will expire in 2016 if not utilized.

    During the year ended August 31, 2014, a capital loss carryforward of $5,647,071 was utilized to offset net realized gains by the Fund.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 37

    The tax character of distributions during the years ended August 31, 2014 and August 31, 2013, were as follows:

    --------------------------------------------------------------------------------
                                                              2014             2013
    --------------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                   $ 10,119,522       $  933,319
    Long-term capital gain                             159,399,227        2,097,827
    --------------------------------------------------------------------------------
         Total                                        $169,518,749       $3,031,146
    ================================================================================

    The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2014:

    --------------------------------------------------------------------------------
                                                                              2014
    --------------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                      $ 45,526,154
    Undistributed long-term capital gain                                103,783,827
    Capital loss carryforward                                            (5,647,071)
    Net unrealized appreciation                                         195,334,814
    --------------------------------------------------------------------------------
         Total                                                         $338,997,724
    ================================================================================

    Due to a different tax survivor and different tax year ends, the tax amounts include those related to the Fund's tax year ended June 30, 2013 as well as its short tax year ended August 31, 2013.

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on other holdings.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $19,529 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2014.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

38 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $2 billion of the Fund's average daily net assets, 0.55% of the next $4.5 billion of the Fund's average daily net assets and 0.525% of the Fund's average daily net assets over $7.5 billion. Prior to June 7, 2013, the Fund paid an annual fee equal to 0.70% of the Fund's average daily net assets up to $1 billion, 0.65% of the next $1 billion of the Fund's average daily net assets, 0.60% of the next $1 billion of the Fund's average daily net assets, 0.55% of the next $4.5 billion of the Fund's average daily net assets, and 0.525% of the Fund's average daily net assets over $7.5 billion. Prior to June 7, 2013, the predecessor fund paid a management fee equal to 0.65% of the predecessor fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion of the predecessor fund's average daily net assets and 0.55% of the predecessor fund's average daily net assets over $5 billion. For the year ended August 31, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.64% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10%, 2.10%, 1.40%, 0.85% and 0.90% of the average daily net assets attributable to Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively. Fees waived and expenses reimbursed during the year ended August 31, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 39

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $90,654 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications
--------------------------------------------------------------------------------
Class A                                                              $1,038,202
Class B                                                                  49,438
Class C                                                                 284,842
Class R                                                                  69,410
Class Y                                                                 270,798
Class Z                                                                  12,020
--------------------------------------------------------------------------------
    Total                                                            $1,724,710
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $347,854 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $48,743 in distribution fees payable to PFD at August 31, 2014.

40 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2014, CDSCs in the amount of $16,408 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2014, the Fund had no borrowings under the credit facility.

6. Reorganization Information

On June 7, 2013 ("Closing Date"), the Predecessor Fund was reorganized with the Fund. The purpose of this transaction was to combine two funds (managed by PIM) with similar investment objectives and strategies.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 41

This tax-free reorganization was accomplished by exchanging the assets and liabilities of the Predecessor Fund for shares of the Fund. Shareowners holding Class A, C and Y shares of the Predecessor Fund received Class A, C and Y shares of the Fund, respectively, in the reorganization. The Predecessor Fund did not offer Class B, Class R or Class Z shares. Financial reporting for Class B, Class R and Class Z shares commenced on June 7, 2013. The investment portfolio of the Predecessor Fund, with an aggregate value of $50,070,555 and an identified cost of $40,253,651 at June 7, 2013, was the principal asset acquired by the Fund.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at net asset value, however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

The Fund was the legal survivor of the reorganization. The Predecessor Fund was the accounting survivor of the reorganization. Accordingly, the Predecessor Fund's performance and financial history became the performance and financial history of the Fund. Prior to the reorganization, the Fund was named Pioneer Fundamental Value Fund.

The following charts show the details of the reorganization as of the Closing
Date:

-----------------------------------------------------------------------------------------
                      Pioneer Fundamental     Pioneer Disciplined    Pioneer Disciplined
                      Value Fund              Value Fund             Value Fund
                      (Pre-Reorganization)    (Pre-Reorganization)   (Pre-Reorganization)
-----------------------------------------------------------------------------------------
Net Assets

Class A               $   764,864,326         $ 3,770,407            $   768,634,733
Class B                    34,055,436                  --                 34,055,436
Class C                   227,553,144           1,114,387                228,667,531
Class R                    25,400,093                  --                 25,400,093
Class Y                   399,112,240          45,499,772                444,612,012
Class Z                     7,193,120                  --                  7,193,120
-----------------------------------------------------------------------------------------
Total Net Assets      $ 1,458,178,359         $50,384,566            $ 1,508,562,925
-----------------------------------------------------------------------------------------

Shares Outstanding

Class A                    37,992,998             187,303*                38,180,301
Class B                     1,695,126                  --                  1,695,126
Class C                    11,375,131              55,719*                11,430,850
Class R                     1,281,684                  --                  1,281,684
Class Y                    19,796,357           2,256,944*                22,053,301
Class Z                       359,707                  --                    359,707

42 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------
                               Pre-conversion      Conversion    Post-conversion
                               Shares              Ratio*        Shares
--------------------------------------------------------------------------------
Class A                              390,457       0.4797                187,303
Class C                              114,961       0.4847                 55,719
Class Y                            4,641,814       0.4862              2,256,944

* Shares amount have been adjusted to reflect conversion ratios utilized to align the net asset values of the Predecessor Fund with those of the Fund. Shares

--------------------------------------------------------------------------------
                                          Exchange              Issued In
                                          Ratio                 Reorganization**
--------------------------------------------------------------------------------
Class A                                   1.0000                     37,992,998
Class B                                   1.0000                      1,695,126
Class C                                   1.0000                     11,375,131
Class R                                   1.0000                      1,281,684
Class Y                                   1.0000                     19,796,357
Class Z                                   1.0000                        359,707

** Reflects shares issued by the predecessor fund, the accounting survivor as shown on the Statement of Changes.

--------------------------------------------------------------------------------
                                            Unrealized           Accumulated
                                            Appreciation         Gain (loss)
                                            on Closing Date      on Closing Date
--------------------------------------------------------------------------------
Fund                                        $ 275,137,514        $    6,693,976
Predecessor Fund                                9,816,904                 5,073

Assuming the Reorganization had been completed on September 1, 2012, the beginning of the Fund's current fiscal period, the pro forma results of operations for the fiscal year ended August 31, 2013, are as follows:

Net Investment income (loss)                                        $ 36,192,855
Net realized and unrealized gains (losses)                           693,749,029
--------------------------------------------------------------------------------
Change in net assets resulting from operations                      $729,941,884
================================================================================

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Fund that have been included in the Statements of Operations since the Reorganization was consummated.

7. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending August 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 43 resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended August 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ended August 31, 2013 and August 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

8. Subsequent Event

Upcoming Conversion of Class B Shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Pioneer funds will be converted to Class A shares. Shareholders may continue to hold their Class B shares until the Conversion Date. Prior to the Conversion Date, redemptions of Class B shares are subject to any applicable contingent deferred sales charges (CDSCs). Class A shares acquired through the conversion will not be subject to CDSCs, nor will any sales charges be assessed in connection with the conversion. After the Conversion Date, subsequent purchases of Class A shares will be subject to sales charges as described in the Fund's prospectus.

44 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust III and the Shareowners of Pioneer Disciplined Value Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Disciplined Value Fund (the "Fund"), the sole portfolio comprising Pioneer Series Trust III, including the schedule of investments, as of August 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended August 31, 2013, and the financial highlights for the years ended August, 2013, 2012, 2011 and 2010 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 28, 2013.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Disciplined Value Fund as of August 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
October 29, 2014

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 45

ADDITIONAL INFORMATION (unaudited)

For the year ended August 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2014 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified short term gains was 48.54%.

46 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 47

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2006.    Private investor (2004-2008 and       Director, Broadridge Financial
Chairman of the Board        Serves until a         2013-present); Chairman (2008 -       Solutions, Inc. (investor
and Trustee                  successor trustee is   2013) and Chief Executive Officer     communications and securities
                             elected or earlier     (2008 - 2012), Quadriserv, Inc.       processing provider for financial
                             retirement or removal. (technology products for securities   services industry) (2009 - present);
                                                    lending industry); and Senior         Director, Quadriserv, Inc. (2005 -
                                                    Executive Vice President, The Bank    2013); and Commissioner, New Jersey
                                                    of New York (financial and            State Civil Service Commission (2011
                                                    securities services) (1986 - 2004)    - present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2005.    Managing Partner, Federal City        Director of Enterprise Community
Trustee                      Serves until a         Capital Advisors (corporate advisory  Investment, Inc. (privately held
                             successor trustee is   services company) (1997 - 2004 and    affordable housing finance company)
                             elected or earlier     2008 - present); Interim Chief        (1985 - 2010); Director of Oxford
                             retirement or removal. Executive Officer, Oxford Analytica,  Analytica, Inc. 2008 - present);
                                                    Inc. (privately held research and     Director of The Swiss (Helvetia Fund,
                                                    consulting company) (2010);           Inc. (closed-end fund) (2010 -
                                                    Executive Vice President and Chief    present); and Director of New York
                                                    Financial Officer, I-trax, Inc.       Mortgage Trust (publicly traded
                                                    (publicly traded health care          mortgage REIT) (2004 - 2009, 2012 -
                                                    services company) (2004 - 2007); and  present)
                                                    Executive Vice President and Chief
                                                    Financial Officer, Pedestal Inc.
                                                    (internet-based mortgage trading
                                                    company) (2000 - 2002)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)    Trustee since 2008.    William Joseph Maier Professor of     Trustee, Mellon Institutional Funds
Trustee                      Serves until a         Political Economy, Harvard            Investment Trust and Mellon
                             successor trustee is   University (1972 - present)           Institutional Funds Master Portfolio
                             elected or earlier                                           (oversaw 17 portfolios in fund
                             retirement or removal.                                       complex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 2004.    Founding Director, Vice President     None
Trustee                      Serves until a         and Corporate Secretary, The
                             successor trustee is   Winthrop Group, Inc. (consulting
                             elected or earlier     firm) (1982 - present); Desautels
                             retirement or removal. Faculty of Management, McGill
                                                    University (1999 - present); and
                                                    Manager of Research Operations and
                                                    Organizational Learning, Xerox PARC,
                                                    Xerox's advance research center
                                                    (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 2004.    President and Chief Executive         Director of New America High Income
Trustee                      Serves until a         Officer, Newbury, Piret & Company,    Fund, Inc. (closed-end investment
                             successor trustee is   Inc. (investment banking firm) (1981  company) (2004 - present); and
                             elected or earlier     - present)                            member, Board of Governors,
                             retirement or removal.                                       Investment Company Institute (2000 -
                                                                                          2006)
--------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 49

Interested Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                          Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                 Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*      Trustee since 2014.    Director and Executive Vice President (since 2008)   None
Trustee                      Serves until a         and Chief Investment Officer, U.S. (since 2010), of
                             successor trustee is   PIM-USA; Executive Vice President of Pioneer (since
                             elected or earlier     2008); Executive Vice President of Pioneer
                             retirement or          Institutional Asset Management, Inc. (since 2009);
                             removal.               Portfolio Manager of Pioneer (since 1999)
--------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

50 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

Fund Officers

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)           Since 2014. Serves at  Chair, Director, CEO and President of Pioneer         None
President and                the discretion of the  Investment Management USA (since September 2014);
Chief Executive Officer      Board.                 Chair, Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September 2014);
                                                    Chair, Director, CEO and President of Pioneer Funds
                                                    Distributor, Inc. (since September 2014); Chair,
                                                    Director, CEO and President of Pioneer Institutional
                                                    Asset Management, Inc. (since September 2014); and
                                                    Chair, Director, and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan Stanley
                                                    Investment Management (2010 - 2013); Director of
                                                    Institutional Business, CEO of International, Eaton
                                                    Vance Management (2005 - 2010)
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)   Since 2004. Serves at  Vice President and Associate General Counsel of       None
Secretary and Chief          the discretion of the  Pioneer since January 2008; Secretary and Chief
Legal Officer                Board.                 Legal Officer of all of the Pioneer Funds since June
                                                    2010; Assistant Secretary of all of the Pioneer
                                                    Funds from September 2003 to May 2010; and Vice
                                                    President and Senior Counsel of Pioneer from July
                                                    2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)       Since 2010. Serves at  Fund Governance Director of Pioneer since December    None
Assistant Secretary          the discretion of the  2006 and Assistant Secretary of all the Pioneer
                             Board.                 Funds since June 2010; Manager - Fund Governance of
                                                    Pioneer from December 2003 to November 2006; and
                                                    Senior Paralegal of Pioneer from January 2000 to
                                                    November 2003
--------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)            Since 2010. Serves at  Senior Counsel of Pioneer since May 2013 and          None
Assistant Secretary          the discretion of the  Assistant Secretary of all the Pioneer Funds since
                             Board.                 June 2010; Counsel of Pioneer from June 2007 to May
                                                    2013
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)         Since 2008. Serves at  Vice President - Fund Treasury of Pioneer; Treasurer  None
Treasurer and Chief          the discretion of the  of all of the Pioneer Funds since March 2008; Deputy
Financial and Accounting     Board.                 Treasurer of Pioneer from March 2004 to February
Officer of the Fund                                 2008; and Assistant Treasurer of all of the Pioneer
                                                    Funds from March 2004 to February 2008
--------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/14 51

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)        Since 2004. Serves at  Director - Fund Treasury of Pioneer; and Assistant    None
Assistant Treasurer          the discretion of the  Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)           Since 2004. Serves at  Fund Accounting Manager - Fund Treasury of Pioneer;   None
Assistant Treasurer          the discretion of the  and Assistant Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)        Since 2009. Serves at  Fund Administration Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the  Pioneer since November 2008; Assistant Treasurer of
                             Board.                 all of the Pioneer Funds since January 2009; and
                                                    Client Service Manager - Institutional Investor
                                                    Services at State Street Bank from March 2003 to
                                                    March 2007
--------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)         Since 2010. Serves at  Chief Compliance Officer of Pioneer and of all the    None
Chief Compliance Officer     the discretion of the  Pioneer Funds since March 2010; Director of Adviser
                             Board.                 and Portfolio Compliance at Pioneer since October
                                                    2005; and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
--------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)         Since 2006. Serves at  Director - Transfer Agency Compliance of Pioneer and  None
Anti-Money Laundering        the discretion of the  Anti-Money Laundering Officer of all the Pioneer
Officer                      Board.                 funds since 2006
--------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Disciplined Value Fund | Annual Report | 8/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19429-08-1014

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit services provided to the Trust were totaled approximately $23,818 payable to Deloitte & Touche
LLP for the year ended August 31, 2014 and $23,934 were paid to the former auditor, Ernst & Young LLP for the year ended August 31, 2013.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended August 31, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended
Augusr 31, 2013.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Fees for tax compliance services, primarily for tax returns, totaled approximately $7,100 payable to Deloitte & Touche LLP for the year ended August 31,
2014 and $8,131 were paid to the former auditor, Ernst
& Young LLP for the year ended August 31, 2013.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended August 31, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended
Augusr 31, 2013.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by
SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31, 2014 and 2013, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $7,100 payable to Deloitte & Touche LLP for the year ended
August 31, 2014 and $8,131 were paid to the former auditor, Ernst & Young LLP for the year ended August
31, 2013.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust III


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date Ocotober 31, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


BBy (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date Ocotober 31, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date Ocotober 31, 2014

* Print the name and title of each signing officer under his or her signature.